                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event report)      February 16, 1999
                                                 ------------------------

The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance of The Money Store Trust Series 1998-C) and each of the Originators listed on Schedule A attached hereto.

                             The Money Store, Inc.
                          --------------------------
            (Exact name of registrant as specified in its charter)



 New Jersey                                                       Applied for
--------------                                                   -------------
State or other                  (Commission                      (IRS Employer
jurisdiction of                 File Number)                     ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey   07083
--------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                            (908) 686-2000
                                               ----------------
                               n/a
---------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5              Other Events
                    ------------

        Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the February 16, 1999 Remittance Date.



Item 7              Financial Statements and Exhibits
                    ---------------------------------

        The quarterly financial statement for the period ended September 30, 1997 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                          THE MONEY STORE INC.


                                          By: /s/ Harry Puglisi
                                          ----------------------------------
                                                  Harry Puglisi
                                                   Treasurer




                Dated:  February 26, 1999

                                  Schedule A

                              List of Originators
                              -------------------

                                    1998-C
                                    ------



                         The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/Kentucky Inc.
                        The Money Store Home Equity Corp.
                                TMS Mortgage Inc.

                        TRUST ADMINISTRATOR'S CERTIFICATE

 IN ACCORDANCE WITH SECTION 7.10 OF THE SALE AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-C FOR THE FEBRUARY 10, 1999 DETERMINATION DATE.


                                                                  POOL I                          POOL II
1. AGGREGATE AMOUNT RECEIVED                                    $9,452,458.29                    $6,696,481.51
   ADJ : RECALCULATION                                                   0.00                             0.00
                                                             -----------------                -----------------
                                                                 9,452,458.29                     6,696,481.51

   LESS: SERVICE FEE                                               103,048.23                        66,954.38
         CONTINGENCY FEE                                           103,048.23                        66,954.38
         OTHER SERVICER FEES (Late Charges / Escrow)               103,243.72                        84,209.30
         UNREIMBURSED MONTHLY ADVANCES                              52,778.70                             0.00
                                                             -----------------                -----------------
                                                                   362,118.88                       218,118.06

   PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
           COMPENSATING INTEREST (6.12)                                  0.00                        47,891.64
                                                             -----------------                -----------------
                                                                         0.00                        47,891.64
   LESS: EXCESS SPREAD (I-19)                                    1,866,128.43                     1,102,714.82
                                                             -----------------                -----------------
   AVAILABLE REMITTANCE AMOUNT                                   7,224,210.98                     5,423,540.27
                                                             =================                =================

2. (A) CLASS AF-1 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                                      384,355,000.00

   (B) CLASS AF-2 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                                      128,117,000.00

   (C) CLASS AV PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                                      343,377,000.00


3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS AF-1                                                   3,763,000.00
    CLASS AF-2                                                   1,255,000.00

  TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT:                    5,018,000.00

    CLASS AV (POOL II) PRINCIPAL DISTRIBUTION                    3,917,000.00

4.  TOTAL AMOUNT OF POOL I AND II INSURED PAYMENTS
    POOL I INSURED PAYMENT                                               0.00
    POOL II INSURED PAYMENT                                              0.00

5.  CURRENT INTEREST REQUIREMENTS
    CLASS AF-1                                                   1,800,489.64
    CLASS AF-2                                                     580,797.07
    CLASS AV                                                     1,605,478.24

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD                           # ACCOUNTS            DOLLARS
            POOL I                               88              3,630,527.19
            POOL II                              37              3,474,713.33

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD
            POOL I                                                 672,441.80
            POOL II                                                273,890.67

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD
            POOL I                                                 667,579.27
            POOL II                                                167,668.97

9.  AMOUNT OF INTEREST RECEIVED
            POOL I                                               4,378,666.31
            POOL II                                              2,695,999.24

10. (A)  AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
         INTEREST TO BE MADE ON THE DETERMINATION DATE
         TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
            POOL I                                                       0.00
            POOL II                                                 47,891.64

    (B)  AMOUNT OF COMPENSATING INTEREST
            POOL I                                                     113.05
            POOL II                                                    662.38

11.   DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.   THE AMOUNT OF REALIZED LOSSES DURING
      DUE PERIOD
             POOL I                                                    46,586.86
             POOL II                                                        0.00

13.  CLASS A-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT            1,800,489.64
      (B) PRINCIPAL DISTRIBUTION AMOUNT           3,763,000.00
      (C) CARRY FORWARD AMOUNT                            0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                  0.00

      TOTAL CLASS A-1 REMITTANCE AMOUNT                             5,563,489.64

     CLASS A-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT              580,797.07
      (B) PRINCIPAL DISTRIBUTION AMOUNT           1,255,000.00
      (C) CARRY FORWARD AMOUNT                            0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                  0.00

      TOTAL CLASS A-2 REMITTANCE AMOUNT                             1,835,797.07

     POOL I REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT            2,381,286.71
      (B) PRINCIPAL DISTRIBUTION AMOUNT           5,018,000.00
      (C) CARRY FORWARD AMOUNT                            0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                  0.00

      TOTAL POOL I REMITTANCE AMOUNT                                7,399,286.71

     CLASS AV REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT            1,605,478.24
      (B) PRINCIPAL DISTRIBUTION AMOUNT           3,917,000.00
      (C) CARRY FORWARD AMOUNT                            0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                  0.00

      TOTAL CLASS AV REMITTANCE AMOUNT                              5,522,478.24

14.   (A) REIMBURSABLE AMOUNTS
      (B) CERTIFICATE REMITTANCE AMOUNT

             POOL I                                                         0.00
             POOL II                                                        0.00

15.   (A) CLASS AF-1 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                      380,592,000.00

    (B) CLASS AF-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                    126,862,000.00

    (J) CLASS AV PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                    339,460,000.00

    (S) TOTAL POOL I PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                    507,454,000.00

    (T) TOTAL POOL II PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                    339,460,000.00

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL I AND II)         100.00%

    (B) EXCESS SPREAD (POOL I)                                  1,866,128.43
        EXCESS SPREAD (POOL II)                                 1,102,714.82

        TOTAL EXCESS SPREAD (POOL I and II)                     2,968,843.25

    (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                           0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL II                          0.00

        TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I and II              0.00

17. CUMULATIVE REALIZED LOSSES
          POOL I                                                   74,932.68
          POOL II                                                   1,811.15

18. (A) THE WEIGHTED AVERAGE MATURITY
          POOL I                                                     280.870
          POOL II                                                    353.581

    (B) THE WEIGHTED AVERAGE MORTGAGE INTEREST RATE
          POOL I                                                     10.606%
          POOL II                                                    10.064%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD
                  POOL I                                             103,048.23
                  POOL II                                             66,954.38

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
                  POOL I                                             103,048.23
                  POOL II                                             66,954.38

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
                  POOL I                                              31,495.47
                  POOL II                                              4,221.82

    (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT-MBIA
                  POOL I                                              46,977.00
                  POOL II                                             31,476.00

    (E) TRUST ADMINISTRATOR FEE
                  POOL I                                               3,630.03
                  POOL II                                              3,147.64

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS
    TO THE SERVICERS PURSUANT TO:                   POOL I              POOL II

           (A) SECTION 4.04 (b)                       0.00                 0.00
           (B) SECTION 4.04 (c)                       0.00                 0.00
           (C) SECTION 4.04 (d)(ii)                   0.00                 0.00
           (D) SECTION 4.04 (e)                       0.00                 0.00
           (E) SECTION 4.04 (f)(i)              206,096.46           133,908.76

21. CLASS A
    CURRENT CLASS AF-1 PRINCIPAL BALANCE    380,592,000.00           0.94851589
    ORIGINAL CLASS AF-1 PRINCIPAL BALANCE   401,250,000.00

    CLASS AF-2 POOL FACTOR (I-5):
    CURRENT CLASS AF-2 PRINCIPAL BALANCE    126,862,000.00           0.94850093
    ORIGINAL CLASS AF-2 PRINCIPAL BALANCE   133,750,000.00

    POOL I FACTOR:
    CURRENT POOL I PRINCIPAL BALANCE        507,454,000.00           0.94851215
    ORIGINAL POOL I PRINCIPAL BALANCE       535,000,000.00

    CLASS AV (POOL II) FACTOR:
    CURRENT CLASS AV PRINCIPAL BALANCE      339,460,000.00           0.94294444
    ORIGINAL CLASS AV PRINCIPAL BALANCE     360,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
           POOL I                                                       10.606%
           POOL II                                                      10.064%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
           POOL I                                                        9.735%
           POOL II                                                       9.439%

    (C) WEIGHTED AVERAGE CLASS AF-1 AND CLASS AF-2,                      5.411%

           CLASS AV ADJUSTED MORTGAGE LOAN REMITTANCE RATE               5.385%


    (D) WEIGHTED AVERAGE MORTGAGE     -------------------------------
        INTEREST RATE FOR              12/31/98             01/31/99
                                      -------------------------------
           POOL I                       10.612%              10.606%
           POOL II                      10.057%              10.064%

23. CLASS AF-1  REMITTANCE RATE                                        5.27000%
    CLASS AF-2 REMITTANCE RATE                                          5.1000%
    CLASS AV REMITTANCE RTATE                                          5.26000%

    IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
    LIBOR PLUS MARGIN OR AUCTION RATE FOR  CLASS AH-1                       N/A
                                           CLASS AH-2                       N/A
                                           CLASS AV                         N/A

24. LIBOR RATE                                                         5.00000%
    AUCTION RATE                                                       5.10000%

25. CLASS AF-1 NET FUNDS CAP                                            9.9908%
    CLASS AF-2 NET FUNDS CAP                                            9.7408%
    CLASS AV NET FUNDS CAP                                              9.4322%

26. CLASS AV CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                  0.00

27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
        INTEREST CARRYOVER                                                 0.00
    (B) LIBOR INTEREST CARRYOVER BALANCE                                   0.00

28. (A) SUPPLEMENTAL INTEREST AMOUNT                                       0.00

    (B) SUPPLEMENTAL INTEREST PAYMENT                                      0.00

    (C) SUPPLEMENTAL INTEREST EXCESS                                       0.00

29. SPREAD BALANCE

30. SPECIFIED SPREAD ACCOUNT REQUIREMENT
        POOL I                                                    20,062,500.00
        POOL II                                                   20,880,000.00

31. AMOUNT TO BE DEPOSITED INTO THE SPREAD ACCOUNT
        POOL I                                                     1,612,580.23
        POOL II                                                      968,079.03

                                                        EXHIBIT O (POOL I)
                         REMIC DELINQUENCIES AS OF -JANUARY 31, 1999

REMIC                  OUTSTANDING          #
SERIES                 DOLLARS              ACCOUNTS          RANGES                        AMOUNT          NO        PCT
       1998-C-I             $507,457,505.07      10,003        1 TO 29 DAYS              50,999,468.37     1075      10.05%
                                                              30 TO 59 DAYS               6,229,442.91     147        1.23%
                                                              60 TO 89 DAYS               2,315,703.11      46        0.46%
                                                              90 AND OVER                 1,297,990.87      27        0.26%

                                                              FORECLOSURE                 5,469,696.73     101        1.08%
                                                              REO PROPERTY                   0.00           0         0.00%



                                                              TOTALS                    $66,312,301.99    1,396      13.07%
                                                                                        ======================================
                                                        EXHIBIT O (POOL II)

                          REMIC DELINQUENCIES AS OF -JANUARY 31, 1999
REMIC                  OUTSTANDING          #
SERIES                 DOLLARS              ACCOUNTS          RANGES                        AMOUNT          NO        PCT
      1998-C-II             $339,462,425.54       4,011        1 TO 29 DAYS              32,780,653.84     407       9.66%
                                                              30 TO 59 DAYS               6,057,149.36      78       1.78%
                                                              60 TO 89 DAYS               1,851,315.08      27       0.55%
                                                              90 AND OVER                 1,122,655.26      12       0.33%

                                                              FORECLOSURE                 3,658,640.81      42       1.08%
                                                              REO PROPERTY                    0.00          0        0.00%



                                                              TOTALS                    $45,470,414.35     566      13.39%
                                                                                        ======================================

1998-C

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.
                                                   POOL I

SUBCLAUSE             CLASS AF-1    CLASS AF-2          CLASS AV
------------------------------------------------------------------------

(ii)                     957.89             957.88             953.83

(vi)                       6.79               6.79               9.65

(vii)                      1.26               1.26               0.76

(viii)                     1.25               1.25               0.47

(xiii)    (a)              4.49               4.34               4.46
          (b)              9.38               9.38              10.88
          (c)              0.00               0.00               0.00
          (d)              0.00               0.00               0.00

(xv)                     948.52             948.50             942.94

(xxxvi)                    0.00               0.00               0.00